Accrued Liabilities	12 Months Ended
Dec. 31, 2017
Accrued Liabilities Current [Abstract]
Accrued Liabilities

Note 9. Accrued Liabilities

The components of the Company’s accrued liabilities at December 31, 2017 and 2016 were as follows:

	2017	2016
Employee-related liabilities	$87	$87
Customer-related liabilities	40	37
Deferred revenue	33	33
Restructuring liabilities	14	13
Other	65	67
Total accrued liabilities	$239	$237

Employee-related liabilities consist primarily of payroll, employee benefits, workers’ compensation, and incentive compensation.  Incentive compensation accruals include amounts earned pursuant to the Company’s primary employee incentive compensation plans.  Customer-related liabilities include accruals for volume discounts, rebates and other customer discounts. Other accrued liabilities include miscellaneous operating accruals, other tax liabilities and accrued interest.